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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                AMENDMENT NO. 1

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 2, 1999

                             Annie's Homegrown Inc.
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




          Delaware                 33-9382-LA                 06-1258214
 ---------------------------      ------------       ---------------------------
(State or Other Jurisdiction      (Commission               (IRS Employer
     of Incorporation)             File Number)           Identification No.)




      395 Main Street
       Wakefield, MA                                            01880
----------------------------                         ---------------------------
   (Address of Principal                                      (Zip Code)
    Executive Offices)

Registrant's telephone number, including area code:  781-224-1172



          (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.  CHANGES OF CONTROL OF REGISTRANT.


         On November 30, 1999, pursuant to a Special Meeting of its Stockholders, Annie's Homegrown, Inc. (the "Company") amended its Certificate of Incorporation, as amended, to authorize one million shares of Preferred Stock, par value $2.00 ("Preferred Stock"), with rights and preferences as determined by the Company's Board of Directors. The Company's principal stockholders, Andrew Martin and Ann Withey, cast their votes on this proposal at the Special Meeting in the same proportion as the votes cast by the other stockholders.


         Pursuant to a meeting of the Company's Board of Directors also held on that date, all of the Preferred Stock was designated Series A Preferred Stock, with rights and preferences as set forth on a Certificate of Designation filed on that date with the Secretary of the State of the State of Delaware. The Series A Preferred Stock, in the aggregate, has voting rights equivalent to one million shares of Common Stock.

         Pursuant to an Investment and Stock Purchase Agreement dated as of December 2, 1999 (the "Purchase Agreement"), Homegrown Holdings Corp., a Delaware corporation that was previously unaffiliated with the Company ("Homegrown Holdings"), agreed to purchase one million shares of Preferred Stock for $2 million.

         In connection with the Purchase Agreement, the Company also executed a $1 million promissory note in favor of Homegrown Holdings, with interest at the rate of 9% per annum, and five year warrants to purchase 1,500,000 shares of the Company's Common Stock with an exercise price increasing from $2.00 to $4.00 per share over the life of the warrant. Each of the exercise prices will be reduced by $.50 per share if the Company does not meet certain financial performance milestones for the fiscal year ended March 31, 2000. The promissory note and the warrants are currently being held in escrow pursuant to an Escrow Agreement pending the Company's receipt of the loan proceeds from Homegrown Holdings.

         In a related transaction, Homegrown Holdings entered into certain agreements, also dated December 2, 1999 (the "Stock Collar Agreements"), with the Company's co-founders, Mr. Andrew Martin and Ms. Ann Withey, which provided a stock collar in favor of Homegrown Holdings on all of Mr. Martin's and 900,000 of Ms. Withey's shares of Common Stock of the Company. In connection with his Stock Collar Agreement, Mr. Martin executed an Irrevocable Proxy, dated December 2, 1999, in favor of Homegrown Holdings to vote all of his shares of Common Stock. Ms. Withey also executed an Irrevocable Proxy, dated December 2, 1999, in favor of Homegrown Holdings with respect to 852,903 of her shares. On December 2, 1999, Homegrown Holdings purchased 47,097 shares of Common Stock from each of Ms. Withey and Mr. Martin.

         As a result of these transactions, Homegrown Holdings currently has the right to vote approximately 75% of the Company's outstanding shares. Thus, the Purchase Agreement and the related Irrevocable Proxies resulted in a change of control of the Company.

         Mr. Martin and Ms. Luster resigned from the Board of Directors effective as of December 2, 1999. On December 2, 1999, the Board of Directors appointed John Foraker, Ellen Ambrose, C. Richard Lemon, and Michael Moone to fill vacancies on the Board of Directors. The Board also elected John Foraker as Chairman of the Board, Paul Nardone as the Company's President and Chief Executive Officer, Neil Raiff as its Chief Financial Officer, Treasurer and Secretary, and Stephen L. Palmer, Esq. as its Assistant Secretary.

         McCabe, Mintz & Co., LLC, the Company's financial advisor, delivered a fairness opinion to the Company's Board of Directors in connection with the Homegrown Holdings transactions.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)-(b) No financial statements are required to be filed with this report.

         (c)  Exhibits.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Annie's Homegrown, Inc.
                                                  -----------------------
                                                      (Registrant)




Dated:  December 23, 1999                         By: /s/ Neil Raiff
                                                      -----------------------
                                                      Neil Raiff
                                                      Chief Financial Officer




                                    EXHIBITS



EXHIBIT NO.                           DESCRIPTION
-----------                           -----------

3.4 Certificate of Amendment of Certificate of Incorporation dated November 30, 1999

4.1 Certificate of Stock Designation Series A Preferred Stock dated November 30, 1999

10.53 Investment and Stock Purchase Agreement by and between Homegrown Holdings Corp. and Annie's Homegrown Inc. dated December 2, 1999.

10.54 Promissory Note in the original principal amount of $1 million issued to Homegrown Holdings Corp. by Annie's Homegrown Inc. (to be held in escrow until receipt of loan proceeds).

10.55 Warrant issued to Homegrown Holdings Corp. by Annie's Homegrown Inc. to purchase shares of the Company's Common Stock (to be held in escrow until receipt of loan proceeds).

10.56 Escrow Letter Agreement for the Note & Warrant dated December 2, 1999 - Kirkpatrick & Lockhart LLP as Escrow Agent.

10.57 Stock Collar Agreement by and between Ann E. Withey and Homegrown Holdings Corp. dated December 2, 1999.

10.58 Irrevocable Proxy by and between Ann E. Withey and Homegrown Holdings Corp. dated December 2, 1999.

10.59 Amendment to Stock Purchase and Loan Agreement by and between Annie's Homegrown Inc. and Ann E. Withey.

10.60 Third Amendment to Stock Purchase and Loan Agreement by and between Annie's Homegrown Inc. and Ann E. Withey.

10.61 Stock Collar Agreement by and between Andrew M. Martin and Homegrown Holdings Corp. dated December 2, 1999.

10.62 Irrevocable Proxy by and between Andrew M. Martin and Homegrown Holdings Corp. dated December 2, 1999.

10.63 Separation Agreement by and between Andrew M. Martin and Annie's Homegrown Inc. dated December 2, 1999.

10.64 Omnibus Secured Promissory Note issued to Annie's Homegrown Inc. by Andrew M. Martin dated December 2, 1999.

10.65 Amendment to Stock Purchase and Loan Agreement by and between Annie's Homegrown Inc. and Andrew M. Martin.

10.66 Third Amendment to Stock Purchase and Loan Agreement by and between Annie's Homegrown Inc. and Andrew M. Martin.

10.67 Security Agreement and Collateral Assignment issued to Annie's Homegrown Inc. by Andrew M. Martin dated December 2, 1999.

10.68 Separation Agreement by and between Deborah Churchill Luster and Annie's Homegrown Inc. dated December 2, 1999.

10.69 Omnibus Secured Promissory Note issued to Annie's Homegrown Inc. by Deborah Churchill Luster dated December 2, 1999.

10.70 Pledge Agreement by and between Deborah Churchill Luster and Annie's Homegrown Inc. dated December 2, 1999.

10.71 Amendment to Stock Purchase and Loan Agreement by and between Annie's Homegrown Inc. and Deborah Luster.

10.72 Third Amendment to Stock Purchase and Loan Agreement by and between Annie's Homegrown Inc. and Deborah Luster.

10.73 Agreement by and between Annie's Homegrown Inc. and McCabe, Mintz & Company, L.L.C.

10.74 License Termination Agreement by and between Annie's Homegrown Inc. and Aha! Ink Publishing, LLC dated as of August 20, 1998.

10.75 Second Amendment to Employment Agreement by and between Paul B. Nardone and Annie's Homegrown Inc. dated December 2, 1999.